                                                                     EXHIBIT 4.1

                      SPECIMEN OF COMMON STOCK CERTIFICATE

                              [LOGO OF RED ROBIN]
                         RED ROBIN GOURMET BURGERS, INC.


       COMMON STOCK                                    COMMON STOCK

         NUMBER                                          SHARES
RR

INCORPORATED UNDER THE LAWS                      SEE REVERSE FOR CERTAIN
 OF THE STATE OF DELAWARE                             DEFINITIONS

                                                    CUSIP 75689M 10 1

THIS CERTIFIES THAT





is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         PAR VALUE $0.001 PER SHARE, OF

                         RED ROBIN GOURMET BURGERS, INC.

(hereinafter called the "Company") transferable on the books of the Company by said owner hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto, copies of which are on file at the office of the Transfer Agent, all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ JAMES P. MCCLOSKEY        [CORPORATE SEAL]      /s/ MICHAEL J. SNYDER
-----------------------                             ---------------------------
Chief Financial Officer                             Chairman, CEO and President
& Secretary

                         Countersigned and Registered:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                          Transfer Agent and Registrar

                    By_____________________________________
                               Authorized Officer

                         RED ROBIN GOURMET BURGERS, INC.

      A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

      The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  ---as tenants in common                   UNIF GIFT MIN ACT --................Custodian...................
                                                                            (Cust)                    (Minor)
TEN ENT  ---as tenants by the entireties                                  under Uniform Gifts to Minors

JT TEN   ---as joint tenants with right                                   Act......................................
            of survivorship and not as                                                    (State)
            tenants in common


                                                    UNIF TRF MIN ACT --................Custodian (until age.......)
                                                                            (Cust)

                                                                       ....................under Uniform Transfers
                                                                             (Minor)

                                                                       to Minors Act...............................
                                                                                               (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED_________________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE
------------------------------

------------------------------


________________________________________________________________________________

________________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

__________________________________________________________________________Shares
of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint


________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated_______________________________________


                    X___________________________________________________________


                    X___________________________________________________________

                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:___________________________________________________________
                     THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.




KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.